EXHIBIT 10.9

Schedule A

LOCATION OF DEBTORS ACCOUNTS AND RECORDS

Accentia Biopharmaceuticals, Inc.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

Accentia Specialty Pharmacy, Inc.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

AccentRx, Inc.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

Schedule B

PERMITTED LIENS

None.

Schedule C

FILINGS OR RECORDATIONS IN GOVERNMENTAL OR REGULATORY AUTHORITY,

AGENCY, OR RECORDING OFFICE

At closing, all security interests in the Collateral, except those granted hereby to the Secured Parties under this Agreement, will be released.

Schedule D

DEBTORS’ STATE OF ORGANIZATION

Company Name	Date of Incorporation	State of Incorporation

Accentia Biopharmaceuticals, Inc.	March 26, 2002	Florida
P02000033509

Accentia Specialty Pharmacy, Inc.	April 27, 2004	Florida
P04000068477

AccentRX, Inc.	March 26, 2002	Florida
P02000033522

Schedule E

DEBTORS’ NAMES

(i)	Debtor Name: Accentia Biopharmaceuticals, Inc.

(ii)	Does not have any trade names

(iii)	Accentia, Inc. changed on May 11, 2005

(iv)	Accentia Specialty Pharmacy – merged on April 27, 2004

TEAMM Pharmaceuticals, Inc. – merged on April 30, 2003

Biovest International, Inc. – investment, majority shareholder on June 16, 2003

(i)	Debtor Name: Accentia Specialty Pharmacy, Inc.

(ii)	Does not have any trade names

(iii)	Has not used any name other than that stated for the preceding five years

(iv)	Was acquired and merged into Accentia Biopharmaceuticals, Inc. on April 27, 2004

(i)	Debtor Name: AccentRx, Inc.

(ii)	Does not have any trade names

(iii)	Has not used any name other than that stated for the preceding five years

(iv)	Was not acquired or merged into any Debtor within the past five years

Schedule F

Intellectual Property Related to SinuNase and Revimmune; including License Rights (In-Licensed)

Atty Docket #	Country	Status	Application #	Pub. #	Filing Date	Priority	Title	Owner/Assignee	Inventors	Patent #	Issue Date	Assoc. Tech.

ACZ-014	US	PENDING	11/777,890		7/13/2007	2/9/07 - 60/900,593 7/13/2006 - 60/830,528	METHODS AND COMPOSITIONS FOR TREATING MUCOSAL INFLAMMATION	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.			SinuNase

ACZ-014PC	PCT	PENDING	PCT/US2007/016000	WO 2008/008494 (1/17/08)	7/13/2007	2/9/07 - 60/900,593 7/13/2006 - 60/830,528	METHODS AND COMPOSITIONS FOR TREATING MUCOSAL INFLAMMATION	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.			SinuNase

ACZ-016PC	PCT	PENDING	PCT/US2007/080333	WO 2008/063756 (5/29/2008)	10/3/2007	1/19/07 - 60/881,270 10/3/06 - 60/849,028	MUCOSALLY NON-IRRITATIVE AMPHOTERICIN B FORMULATIONS AND METHODS FOR TREATING NON-INVASIVE FUNGUS-INDUCED MUCOSITIS	Accentia, Biopharmaceuticals Inc.	Francis E. O’Donnell, Jr.; Donald Deroo			SinuNase

ACZ-024-1	US	PENDING	61/027,736		2/11/2008		MUCOSALLY NON-IRRITATIVE AMPHOTERICIN B LIQUID FORMULATIONS AND METHODS FOR TREATING NON-INVASIVE FUNGUS-INDUCED MUCOSITIS	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.; Donald Deroo			SinuNase

ACZ-026-1	US	PENDING	61/038,679		3/21/2008		DEVICES AND METHODS FOR DETERMINING THE EFFICACY OF A NON-SURGICAL INTERVENTION FOR THE TREATMENT OR PREVENTION OF CHRONIC RHINOSINUSITIS	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.; Angelos M. Stergiou; Susan Bonitz; Carlos Santos			SinuNase

ACZ-027-1	US	PENDING	61/041,866		4/2/2008		FORMULATIONS, DEVICES AND METHODS FOR TREATING NON-INVASIVE FUNGUS-INDUCED MUCOSITIS	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.; Angelos M. Stergiou			SinuNase

Atty Docket #	Country	Status	Application #	Pub. #	Filing Date	Priority	Title	Owner/Assignee	Inventors	Patent #	Issue Date	Assoc. Tech.

JHV-060.25	PCT	PENDING	PCT/US2007/78521	WO 2008/034074 (3/20/08)	9/14/2007	9/15/06 - 60/844,830	USE OF HIGH DOSE CYCLOPHOSPHAMIDE IN COMBINATION WITH ANTI-IDIOTYPIC VACCINES IN ANTI-CANCER THERAPY	Johns Hopkins University and Accentia Biopharmaceuticals, Inc.	Robert A. Brodsky; Richard J. Jones; Francis E. O’Donnell, Jr.; Susan Bonitz; Carlos Santos			Revimmune

JHV-059.25	PCT	PENDING	PCT/US2007/78518	WO 2008/034071 (3/20/08)	9/14/2007	9/15/06 - 60/844,829	METHOD OF IDENTIFYING PATIENTS SUITABLE FOR HIGH-DOSE CYCLOPHOSPHAMIDE TREATMENT	Johns Hopkins University and Accentia Biopharmaceuticals, Inc.	Robert A. Brodsky; Richard J. Jones; Francis E. O’Donnell, Jr.; Susan Bonitz; Carlos Santos			Revimmune

JHV-062.25	PCT	PENDING	PCT/US2007/81614	Anticipated Pub. Date: 5/8/08	10/17/2007	11/3/06 - 60/856,698	USE OF HIGH-DOSE OXAZAPHOSPHORINE DRUGS IN COMBINATION WITH MONOCLONAL ANTIBODIES FOR TREATING IMMUNE DISORDERS	Johns Hopkins University and Accentia Biopharmaceuticals, Inc.	Robert A. Brodsky; Richard J. Jones; Francis E. O’Donnell, Jr.; Susan Bonitz; Carlos Santos			Revimmune

RIZ-006-1	US	PENDING	60/989,628		11/21/2007		METHODS OF PROVIDING A SYSTEM OF CARE FOR A HIGH-DOSE REGIMEN OF AN OXAZAPHOSPHORINE DRUG	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.; Susan Bonitz; Carlos Santos			Revimmune

ACZ-025-1	US	PENDING	61/038,033		3/19/2008		METHOD OF IDENTIFYING PATIENTS SUITABLE FOR HIGH-DOSE OXAZAPHOSPHORINE TREATMENT	Accentia Biopharmaceuticals, Inc.	Francis E. O’Donnell, Jr.; Susan Bonitz; Carlos Santos			Revimmune

Atty Docket #	Country	Status	Application #	Pub. #	Filing Date	Priority	Title	Owner/Assignee	Inventors	Patent #	Issue Date	Assoc. Tech.

RIZ-007-1	US	PENDING	61/022,774		1/22/2008		USE OF HIGH-DOSE OXAZAPHOSPHORINE DRUGS FOR TREATMENT AND PREVENTION OF TRANSPLANT REJECTION	Johns Hopkins University and Accentia Biopharmaceuticals, Inc.	Robert Brodsky; Richard J. Jones; Susan Bonitz; Francis E. O’Donnell, Jr.; Carlos Santos			Revimmune

SinuNase Agreements

1 - License Agreement between Mayo Foundation and Accentia Biopharmaceuticals, Inc., effective February 10, 2004, amended Dec. 23, 2004, Aug. 22, 2006, April 16, 2007, August 30, 2007, and pending

2 - Marketing Agreement between TEAMM Pharmaceuticals, Inc. and IMMCO Diagnostics, Inc., effective June 30, 2005

3 - Option Agreement between Mayo Foundation and Accentia Biopharmaceuticals, Inc., effective December 6, 2005, amended July 20, 2006, May 9, 2007, and pending

4 - Non-exclusive Sublicense between Accentia Specialty Pharmacy, Inc. and JCB Laboratories, LLC, effective January 1, 2007

5 - Non-exclusive Sublicense between Accentia Specialty Pharmacy, Inc. and AnazaoHealth Corporation, effective February 1, 2007

Revimmune Agreements

1 - Sublicense Agreement between Revimmune, LLC and Accentia Biopharmaceuticals, Inc., effective February 27, 2007, amended April 18, 2008 and June 16, 2008

2 - License Agreement between Johns Hopkins University and Revimmune, LLC, effective February 20, 2006

3 - License Agreement between Accentia Biopharmaceuticals, Inc. and Biovest International, Inc., pending

Schedule F

Intellectual Property Related to SinuNase and Revimmune; including License Rights (In-Licensed)

(Continued)

SinuNase

Trademarks

Atty Docket #	Country	Trademark	Status	Owner	Application #	Filing Date	Reg. #	Reg. Date

ACZ-0705	US	SINUNASE	FILED	Accentia Biopharmaceuticals, Inc.	78/540118	12/30/2004

ACZ-0705AU	Australia	SINUNASE	FILED	Accentia Biopharmaceuticals, Inc.	1092277	12/21/2005

ACZ-0705CA	Canada	SINUNASE	FILED	Accentia Biopharmaceuticals, Inc.	1242790	1/6/2005

ACZ-0705CTM	Europe	SINUNASE	Registered	Accentia Biopharmaceuticals, Inc.	4236147	1/10/2005	4236147

ACZ-0705JP	Japan	SINUNASE	FILED	Accentia Biopharmaceuticals, Inc.	2005-120651	12/22/2005	4977873

ACZ-0708	US	SINUTEST	Published	Accentia Biopharmaceuticals, Inc.	78/664701	7/6/2005

ACZ-0708AU	Australia	SINUTEST	FILED	Accentia Biopharmaceuticals, Inc.	1092278	12/21/2005	1092278

ACZ-0708CA	Canada	SINUTEST	Pending	Accentia Biopharmaceuticals, Inc.	1284178	12/21/2005

ACZ-0708CTM	Europe	SINUTEST	Published	Accentia Biopharmaceuticals, Inc.	4805248	12/23/2005

SinuNase

Trademarks

Atty Docket #	Country	Trademark	Status	Owner	Application #	Filing Date	Reg. #	Reg. Date

ACZ-0708JP	Japan	SINUTEST	FILED	Accentia Biopharmaceuticals, Inc.	2005-120653	12/22/2005	5034132

ACZ-0709	US	SINULES	Published	Accentia Biopharmaceuticals, Inc.	78/678158	7/26/2005

ACZ-0710	US	FUNGINASE	Published	Accentia Biopharmaceuticals, Inc.	78/830090	3/6/2006

ACZ-0712	US	SINUSEPTIC	Published	Accentia Biopharmaceuticals, Inc.	78/936216	7/24/2006

ACZ-0714	US	MUCONASE	Published	Accentia Biopharmaceuticals, Inc.	77/36732	12/20/2007

Schedule pp

FEDERAL ASSIGNMENT OF CLAIMS ACT

Accentia Biopharmaceuticals, Inc.	NONE

Accentia Specialty Pharmacy, Inc.	NONE

AccentRx, Inc.	NONE